EXHIBIT 10.3

                              Consulting Agreement

         This Agreement is entered into this 5th day of August, 2000, by and between VentureNet, Inc., a Delaware corporation (the "Company") and IMA Marketing, Ltd., a Costa Rica corporation ("Consultant").

         In consideration of the mutual covenants and conditions contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Company hereby engages Consultant to serve as an advisor to the Company on international financial and strategic matters ("Consulting Services"). Consultant agrees to provide these services on an "as needed, as available basis." Consultant may provide the services from any location desired and may confer with the Company by telephone.

2. The term of this Agreement will be for one year from the date hereof. This Agreement may be terminated prior to the completion of the term by either party, but a termination by the Company shall not relieve the Company of its obligation to make the required payments hereunder to Consultant.

3. The Company shall pay to Consultant for the Consulting Services in the form of warrants to purchase up to 3,700,000 shares of common stock in the Company. The shares underlying these warrants shall be registered for resale without restriction. A copy of the warrant is attached hereto as Exhibit "A."

4. In the event any litigation or controversy arises out of or in connection with this Agreement between the parties hereto, the prevailing party in such litigation or controversy shall be entitled to recover from the other party or parties all reasonable aftorneys' fees, expenses, and suit costs, including those associated with any appellate or post judgment collection proceedings.

5. The original and one or more copies of this Agreement may be executed by one or more of the parties hereto. In such event, all of such executed copies shall have the same force and effect as the executed original, and all of such counterparts, taken together, shall have the effect of a fully executed original.

         The parties have signed this Agreement as of the day and year first above written.

                                         The Company:

                                         VentureNet, Inc.

                                         By:
                                            ----------------------------------
                                             Michael Brette, President


                                         Consultant:

                                         IMA MARKTEING, LTD.

                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                                       1